UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549.


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 28, 2003
                                                -------------------------------


                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                333-104046                13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


1585 Broadway, New York, New York                                     10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the
PSA)) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley ABS Capital I Inc. Trust 2003-NC6, Mortgage Pass-Through Certificates, Series 2003-NC6 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Collateral Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley ABS Capital I Inc.
                                                Trust 2003-NC6, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC6.

            (99.2)                              Collateral Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley ABS Capital I Inc.
                                                Trust 2003-NC6, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC6.

            (99.3)                              Collateral Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley ABS Capital I Inc.
                                                Trust 2003-NC6, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC6.

            (99.4)                              Collateral Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley ABS Capital I Inc.
                                                Trust 2003-NC6, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC6.

            (99.5)                              Collateral Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley ABS Capital I Inc.
                                                Trust 2003-NC6, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC6.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I INC.


Date:  May 28, 2003
                                      By:   /s/ Steven Shapiro
                                         ---------------------------------------
                                         Name:  Steven Shapiro
                                         Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99.1)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC6, Mortgage Pass-Through
                        Certificates, Series 2003-NC6.

(99.2)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC6, Mortgage Pass-Through
                        Certificates, Series 2003-NC6.

(99.3)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC6, Mortgage Pass-Through
                        Certificates, Series 2003-NC6.

(99.4)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC6, Mortgage Pass-Through
                        Certificates, Series 2003-NC6.

(99.5)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC6, Mortgage Pass-Through
                        Certificates, Series 2003-NC6.